Exhibit 99.2

THIRD AMENDMENT TO PRECIOUS METALS AGREEMENT

THIS THIRD AMENDMENT TO PRECIOUS METALS AGREEMENT (“this Amendment”) is made as of the 25th day of September, 2006, by and among BANK OF AMERICA, N.A., a national banking association, as assignee of Fleet Precious Metals Inc., a Rhode Island corporation (the “Metal Supplier”); and BRUSH ENGINEERED MATERIALS INC., an Ohio corporation (“BEM”), WILLIAMS ADVANCED MATERIALS INC., a New York corporation (“WAM”), TECHNICAL MATERIALS, INC., an Ohio corporation (“TMI”), BRUSH WELLMAN INC., an Ohio corporation (“BWI”), and ZENTRIX TECHNOLOGIES INC., an Arizona corporation (“ZTI”) (BEM, WAM, TMI, BWI and ZTI are herein referred to collectively as the “Customers” and individually as a “Customer”).

W I T N E S S E T H T H A T:

WHEREAS, the Metal Supplier and the Customers are parties to a certain Precious Metals Agreement dated as of March 24, 2005, as amended by a certain First Amendment to Precious Metals Agreement dated as of November 16, 2005 and a certain Second Amendment to Precious Metals Agreement dated December 29, 2005 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Agreement as hereinafter provided;

NOW, THEREFORE, for value received and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Agreement and agree, effective as of the date first written above, as follows:

1. Section 9.14 of the Agreement is hereby amended as follows: Section 9.14(c) is hereby amended by deleting the text “$2,500,000” appearing therein and replacing it with the text “$10,000,000”, and Section 9.14(i) is hereby amended by deleting the text “$5,000,000” appearing therein and replacing it with “$15,000,000”.

2. To induce the Metal Supplier to enter into this Amendment, each Customer hereby represents and warrants to the Metal Supplier that (a) it has the power and authority and legal right to execute and deliver this Amendment, (b) the execution and delivery by such Customer of this Amendment, and the performance of its obligations hereunder, have been duly authorized by proper proceedings, (c) this Amendment constitutes a legal, valid and binding obligation of such Customer enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity, and (d) on and as of the date hereof, no Default or Event of Default exists under the Agreement.

3. This Amendment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

4. The Agreement (including the Exhibits and Schedules thereto), as amended hereby, together with the other Precious Metal Documents, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Agreement. Except for the Existing Copper Swap, all prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Agreement, as amended hereby, and no party is relying on any promise, agreement or understanding not set forth in the Agreement, as amended hereby. The Agreement, as amended hereby, may not be amended or modified except by a written instrument describing such amendment or modification executed by the Customers and the Metal Supplier. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced or granted by the Agreement.

5. Except as amended hereby, the Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

6. This Amendment may be executed in separate counterparts and all such counterparts shall constitute one agreement binding on all parties, notwithstanding that the parties are not signatories to the same counterpart. The parties may execute this Amendment by facsimile transmission, and all such facsimile signatures shall have the same force and effect as manual signatures delivered in person.

(The next page is the signature page.)

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

CUSTOMERS:

BRUSH ENGINEERED MATERIALS INC.

By: /s/ Michael C. Hasychak
Title: Vice President, Treasurer and Secretary
WILLIAMS ADVANCED MATERIALS INC.

By: /s/ Michael C. Hasychak
Title: Vice President, Secretary and Treasurer
TECHNICAL MATERIALS, INC.
By: /s/ Michael C. Hasychak
Title: Vice President, Secretary and Treasurer
BRUSH WELLMAN INC.
By: /s/ Michael C. Hasychak
Title: Vice President, Treasurer and Secretary
ZENTRIX TECHNOLOGIES INC.
By: /s/ Michael C. Hasychak
Title: Chief Financial Officer and Secretary

METAL SUPPLIER:

BANK OF AMERICA, N.A.

By: /s/ Paul M. Mongeau
Title: Senior Vice President